                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                              PITTWAY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]

200 South Wacker Drive
Chicago, Illinois 60606-5802

- ------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 19, 1994
- ---------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Pittway Corporation will be held on Thursday, May 19, 1994 at 9:30 A.M., local time, at the Seven Continents Skybird Meeting Center, Rotunda Building, O'Hare International Airport, Chicago, Illinois, for the following purposes:

1.  To elect directors for the ensuing year.

2. To act on a proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan.

3. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on April 1, 1994 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's principal executive offices, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

BECAUSE TWO CLASSES OF STOCK OF THE COMPANY ARE OUTSTANDING, A SEPARATE FORM OF PROXY HAS BEEN PREPARED WITH RESPECT TO EACH CLASS OF STOCK: A WHITE PROXY WHICH RELATES TO THE COMPANY'S COMMON STOCK AND A BLUE PROXY WHICH RELATES TO THE COMPANY'S CLASS A STOCK. STOCKHOLDERS WHO OWN OF RECORD SHARES OF ONLY ONE CLASS ARE BEING FURNISHED ONLY WITH THE PROXY RELATING TO THAT CLASS. STOCKHOLDERS WHO OWN OF RECORD SHARES OF BOTH CLASSES ARE BEING FURNISHED WITH BOTH PROXIES (IN SEPARATE MAILINGS, EACH OF WHICH ALSO INCLUDES A COPY OF THIS NOTICE AND THE PROXY STATEMENT). STOCKHOLDERS WHO RECEIVE BOTH PROXIES MUST COMPLETE, SIGN AND RETURN BOTH PROXIES IN ORDER FOR THE SHARES OF BOTH CLASSES TO BE VOTED BY PROXY.

                                     By Order of the Board of Directors

                                     NICHOLAS J. CACCAMO
                                     SECRETARY

Chicago, Illinois
April 8, 1994

[LOGO]

- ---------------------------------
PROXY STATEMENT
- ---------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Pittway Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on Thursday, May 19, 1994 and at any postponement or adjournment thereof. All shares of Common Stock and Class A Stock entitled to vote at the annual meeting which are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in the election of directors as described under "Election of Directors", will be voted FOR the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan, and as to any other matters that may properly be presented to the meeting will be voted as described under "Other Matters." Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Proxy statements and proxies are being mailed to stockholders on or about April 8, 1994. The mailing address of the principal executive offices of the Company is 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

The Company was formerly named Standard Shares, Inc. The Company changed its name to Pittway Corporation in connection with the December 28, 1989 merger (the "Merger") into the Company of Pittway Corporation, a Pennsylvania corporation ("Pennsylvania Pittway") 50.1% of which was owned by the Company.

The Company had outstanding on April 1, 1994, the record date for the annual meeting, 2,626,024 shares of Common Stock and 11,314,700 shares of Class A Stock. Both classes are traded on the American Stock Exchange.

Pursuant to the Company's Restated Certificate of Incorporation, as amended, prior to the Change of Control Date (as defined therein) generally the holders of Class A Stock voting as a class are entitled to elect such number of directors, but not less than two, as equal 25% of the total number of directors constituting the full Board of Directors and the holders of Common Stock voting as a class are entitled to elect the remaining directors, and with respect to all other matters voted upon by the stockholders of the Company, the holders of Common Stock are entitled to one vote per share of Common Stock and the holders of Class A Stock are entitled to one-tenth of one vote per share of Class A Stock.

Subject to certain exceptions, the "Change of Control Date" is defined as the first date on which the shares of Harris Group Stock (as defined below) are entitled to cast fewer than 1,496,110 votes (counting the Class A Stock as entitled to cast one-tenth of one vote per share for this purpose). "Harris Group Stock" means, at any point in time, shares of Common Stock and Class A Stock which, at such time, any member of the "Harris Group" (as defined below), either alone or in combination with any other member or members of the Harris Group, directly or indirectly beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as such Rule was in effect and interpreted at 5:00 P.M. Central Standard

Time on December 28, 1989), without taking into account any shares of Common Stock acquired by any member of the Harris Group subsequent to May 31, 1989 in excess of shares of Common Stock disposed of by members of the Harris Group subsequent to such date. The "Harris Group" means Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons, and executors of estates of such persons. Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

So long as the Change of Control Date does not occur prior to the annual meeting (which the Company believes to be a reasonable assumption), at the meeting the holders of Class A Stock voting as a class will be entitled to elect three directors, the holders of Common Stock voting as a class will be entitled to elect eight directors, and the holders of Common Stock will be entitled to one vote per share of Common Stock and the holders of Class A Stock to one-tenth of one vote per share of Class A Stock with respect to the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan and with respect to any other business as may properly be brought before the meeting.

Under the Company's By-Laws, attendance at the meeting in person or by proxy by the holders of Class A Stock entitled to cast at least a majority of the votes which the Class A Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Class A Stock, attendance at the meeting in person or by proxy by the holders of Common Stock entitled to cast at least a majority of the votes which the Common Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Common Stock, and attendance at the meeting in person or by proxy by the holders of Common Stock and Class A Stock entitled to cast at least a majority of the votes which such stock is entitled to cast at the meeting on matters other than the election of directors is required in order to establish a quorum for the purpose of considering the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan and for the purpose of any other business.

Pursuant to Delaware law, shares entitled to cast votes on a matter at the meeting which are the subject of an ABSTAIN on that matter will be treated for all purposes relevant to that matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against that matter. Shares entitled to cast votes on a matter at the meeting which are the subject of a broker non-vote on that matter will be treated for quorum purposes relevant to that matter as being present at the meeting and entitled to vote but will not be so treated in determining whether a majority or other required percentage of the "shares present and entitled to vote" on that matter has been obtained.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) as of April 1, 1994 of Common Stock and Class A Stock by (a) the persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock or Class A Stock, (b) each director of the Company, (c) each nominee for director of the Company who is not already a director, (d) each of the executive officers of the Company listed in the Summary Compensation Table, (e) all directors and executive officers of the Company as a group, and (f) the current members of the Harris Group. The information set forth in the table as to directors, nominees who are not already directors, and executive officers is based upon information furnished to the Company by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Pittway Corporation, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

                                                                                            PERCENT OF       PERCENT OF
                                             NUMBER OF       PERCENT OF        NUMBER OF   OUTSTANDING    OUTSTANDING VOTES
                                             SHARES OF   OUTSTANDING SHARES    SHARES OF    SHARES OF     ON MATTERS OTHER
                                              COMMON             OF             CLASS A      CLASS A        THAN ELECTION
                   NAME                      STOCK(1)       COMMON STOCK       STOCK(1)       STOCK         OF DIRECTORS
- ------------------------------------------  -----------  -------------------  -----------  ------------   -----------------
William Harris Investors, Inc.(2)(3)......     817,257             31.1%       1,187,665      10.5%              24.9%
  2 North LaSalle Street
  Suite 505
  Chicago, Illinois 60602
Mario J. Gabelli et al.(4)................     568,500             21.6        3,806,092      33.6               25.3
  One Corporate Center
  Rye, New York 10580
American National Bank and Trust Company
of Chicago(5).............................     172,896              6.6          272,631       2.4                5.3
  33 North LaSalle Street
  Chicago, Illinois 60690
Irving B. Harris(3)(6)....................     817,257             31.1        1,187,665      10.5               24.9
King Harris(3)(7)(16).....................     366,610             14.0          604,762       5.3               11.4
Neison Harris(3)(8).......................     282,111             10.7          492,174       4.3                8.8
Sidney Barrows(3)(9)......................      25,694              1.0           41,881        .4                 .8
William W. Harris(3)(10)..................     817,257             31.1        1,187,665      10.5               24.9
Eugene L. Barnett(11).....................         400              *                652       *                  *
Fred Conforti(12)(16).....................       1,100              *             31,018        .3                 .1
E. David Coolidge III.....................        None              -              5,000       *                  *
Anthony Downs.............................       1,100              *              4,793       *                  *
Leo A. Guthart(13)(16)....................        None              -             58,657        .5                 .2
Jerome Kahn, Jr.(3)(14)...................     817,437             31.1        1,187,958      10.5               24.9
James H. Lorie............................       3,329               .1            5,426       *                   .1
Sal F. Marino(16).........................        None              -             26,616        .2                 .1
Daniel J. Ramella(15)(16).................        None              -              7,315        .1                *
All Directors and Executive Officers of
  the Company as a group (17
  persons)(16)(17)........................   1,420,052             54.1        2,368,664      20.9               44.1
The Current Harris Group(3)...............   1,385,334             52.8        2,146,693      19.0               42.6

- ----------
 *    Less than one-tenth of one percent.
 (1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.
 (2) The information as to William Harris Investors, Inc. ("WHI") is derived in part from statements, as amended January 31, 1994, filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(g) of the Exchange Act. Such statements, together with advice furnished to the Company separately by WHI, disclose that (i) WHI, an investment adviser registered under the Investment Advisers Act of 1940, holds all such shares on behalf, and in terminable discretionary accounts, of Irving
      B. Harris, William W. Harris, Sidney Barrows and certain other members of the Harris Group, (ii) WHI shares voting power with such persons, and has sole dispositive power, with respect to all such shares, (iii) Irving B. Harris and his children (including William W. Harris) are the sole stockholders, and Irving B. Harris and William W. Harris are the controlling stockholders, of WHI and (iv) Irving B. Harris, William W. Harris and Jerome Kahn, Jr. are, respectively, the Chairman, the President and a Vice President of WHI.

 (3)  The information as to the Current Harris Group (as defined below), Irving
      B. Harris, King Harris, Neison Harris, Sidney Barrows and William W.
      Harris is derived in part from statements, as amended January 15, 1990, filed with the Commission pursuant to Section 13(d) of the Exchange Act and statements, as amended November 15, 1991, filed with the Commission pursuant to such Section. Such statements were filed on behalf of such persons as well as those other persons and entities who are currently members of the Harris Group beneficially owning, directly or indirectly, shares of Common Stock or Class A Stock (collectively referred to as the "Current Harris Group"). Such statements disclose that, because of the relationships among members of the Current Harris Group, such persons may be deemed to be a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder. Jerome Kahn, Jr.
      may also be deemed to be a member of any such group. Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris (and, if elected a director, Jerome Kahn, Jr.) may be deemed in control of the Company by reason of beneficial ownership of stock of the Company by themselves and other members of the Current Harris Group and by reason of their positions with the Company and its subsidiaries. The aggregate number of outstanding shares which may be deemed to be beneficially owned by the Current Harris Group includes all the shares shown in this table for WHI, American National Bank and Trust Company of Chicago, Irving B.
      Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris.
      Total excludes duplication of shares within the Current Harris Group.
      Addition of the shares beneficially owned by Jerome Kahn, Jr. separate from WHI would not affect the percentages of outstanding shares or outstanding votes shown for the Current Harris Group.
 (4) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from statements, as amended September
      20, 1993 and February 11, 1994, filed with the Commission pursuant to
      Section 13(d) of the Exchange Act. Such statements disclose that (i) Mr.
      Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of
      Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners except
      14,089 shares of Class A Stock as to which voting and dispositive power is shared (unless the aggregate voting interest of all such entities exceeds
      25% of the Company's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain of 149,000 shares of Common Stock and 986,000 shares of Class A Stock) and 43,800 shares of
      Common Stock and 259,879 shares of Class A Stock as to which they have no voting power.
 (5)  The information as to American National Bank and Trust Company of Chicago
      ("ANB") is derived in part from a statement, dated February 11, 1994, filed with the Commission pursuant to Section 13(g) of the Exchange Act.
      Such statement discloses that (i) ANB is beneficial owner of all such shares as co-trustee of trusts created by Neison Harris, (ii) ANB has no voting power with respect to such shares and shares dispositive power with its co-trustees, King Harris and another member of the Harris Group, and
      (iii) ANB is a wholly-owned subsidiary of American National Corporation, which in turn is a wholly-owned subsidiary of First Chicago Corporation.
 (6) Consists of the shares held by WHI (of which Irving B. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.
 (7) King Harris shares the power to vote and dispose of 345,464 of such shares of Common Stock and 535,585 of such shares of Class A Stock (including in each case all shares listed in the table for ANB).
 (8) Neison Harris shares the power to vote and dispose of 112,951 of such shares of Common Stock and 227,459 of such shares of Class A Stock. He also shares with another member of the Current Harris Group the power to dispose of, but not vote, an additional 30,500 shares of Common Stock and 38,700 shares of Class A Stock.
 (9) Does not include 81,200 shares of Common Stock and 132,356 shares of Class
     A Stock owned by Mr. Barrows' wife, as to which shares he disclaims beneficial ownership. Includes 8,994 shares of Common Stock and 14,660 shares of Class A Stock held by WHI for the account of Mr. Barrows. As set forth in note (2), the voting power of such shares is shared by WHI with Mr. Barrows and WHI has sole dispositive power with respect to such shares. Mr. Barrows shares the power to vote and dispose of the shares not held by WHI.
(10) Consists of the shares held by WHI (of which William W. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.
(11) Eugene Barnett shares power to vote and dispose of all such shares.
(12) Does not include 6,000 shares of Class A Stock owned by Mr. Conforti's wife, as to which shares he disclaims beneficial ownership. Includes 22,735 shares of Class A Stock as to which he shares voting and dispositive power.
(13) Includes 18,939 shares of Class A Stock as to which Mr. Guthart shares voting and dispositive power.
(14) Includes the shares held by WHI, with respect to which Mr. Kahn acts as portfolio manager, and 180 shares of Common Stock and 293 shares of Class A
     Stock held by Mr. Kahn. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.
(15) Mr. Ramella shares power to vote and dispose of 7,148 of such shares.
(16) Includes shares of Class A Stock beneficially owned as of December 31, 1993 through participation in the Company's salary reduction plan (such date being the most recent date for which information regarding account balances under such plan is available).
(17) Includes 959,086 shares of Common Stock and 1,468,813 shares of Class A
     Stock as to which voting power is shared other than with directors and officers of the Company and 989,586 shares of Common Stock and 1,507,513 shares of Class A Stock as to which dispositive power is so shared. Total excludes duplication of shares within such group.

ELECTION OF DIRECTORS

Eleven directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified. Three of such directors are to be elected by the Class A Stock voting as a class and the remaining eight directors are to be elected by the Common Stock voting as a class. The directors to be elected by a particular class will be elected by plurality of the votes cast FOR directors of such class. Except to the extent that stockholders voting in a particular class indicate otherwise on their proxies solicited by the Company's Board of Directors relating to such class, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election by such class (all but one of whom are now serving as directors elected by such class), provided that if any of the nominees for election by such class shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion or, so long as such action does not conflict with the provisions of the Company's Restated Certificate of Incorporation, as amended, relating to the proportion of directors to be elected by the Class A Stock, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS A STOCK

                                               DIRECTOR                        PRINCIPAL OCCUPATION
                   NOMINEE                      SINCE    AGE                     AND DIRECTORSHIPS
- ---------------------------------------------  --------  ---  -------------------------------------------------------
Eugene L. Barnett............................    1980    66   Retired; Consultant from March 1991 to April 1993 to,
                                                                prior thereto Chairman and Chief Executive Officer
                                                                of, The Brand Companies, Inc. (specialty contractor);
                                                                Vice President of the Company from 1979 to 1993;
                                                                Director, AptarGroup, Inc. (specialty packaging
                                                                components manufacturer) and National Service
                                                                Corporation (specialty contractor)
E. David Coolidge III........................     --     50   Manager of Corporate Finance Department of William
                                                                Blair & Company (investment banker), Partner therein
                                                                since prior to 1989; Director, United Stationers,
                                                                Inc. (office supplies distributor)
Anthony Downs(A).............................    1971    63   Senior Fellow, Brookings Institution (non-profit social
                                                                policy research center) since prior to 1989;
                                                                Consultant since 1991; Director, Bedford Properties,
                                                                Inc. (real estate investment trust), General Growth
                                                                Properties, Inc. (real estate investment trust) and
                                                                Massachusetts Mutual Life Insurance Corporation
                                                                (insurance company)

NOMINEES FOR ELECTION BY THE HOLDERS OF COMMON STOCK

                                               DIRECTOR                        PRINCIPAL OCCUPATION
                   NOMINEE                      SINCE    AGE                     AND DIRECTORSHIPS
- ---------------------------------------------  --------  ---  -------------------------------------------------------
Sidney Barrows(E)+...........................    1963    75   Of counsel since January 1994 to, prior thereto
                                                                shareholder in, law firm of Leonard, Street and
                                                                Deinard, Minneapolis, Minnesota; Vice Chairman of the
                                                                Board of the Company since the Merger; Vice President
                                                                of the Company from 1963 to the Merger; Treasurer of
                                                                the Company from 1974 to the Merger
Fred Conforti................................    The     52   President of Pittway Systems Technology Group (division
                                               Merger*          of Pennsylvania Pittway until the Merger, division of
                                                                the Company since the Merger); Vice President of the
                                                                Company since the Merger; Vice President of
                                                                Pennsylvania Pittway from 1977 to the Merger
Leo A. Guthart...............................    1980    56   Chairman and Chief Executive Officer of Ademco Security
                                                                Group (division of Pennsylvania Pittway until the
                                                                Merger, division of the Company since the Merger);
                                                                Vice Chairman of the Board of the Company since the
                                                                Merger and of Pennsylvania Pittway from 1984 to the
                                                                Merger; Vice President of Pennsylvania Pittway from
                                                                1970 to 1984; Director, AptarGroup, Inc. (specialty
                                                                packaging components manufacturer)

                                               DIRECTOR                        PRINCIPAL OCCUPATION
                   NOMINEE                      SINCE    AGE                     AND DIRECTORSHIPS
- ---------------------------------------------  --------  ---  -------------------------------------------------------
Irving B. Harris(C)(E)+......................    1953    83   Chairman of the Executive Committee of the Company
                                                                since the Merger; President of the Company from 1964
                                                                to the Merger; Chairman of the Executive Committee of
                                                                Pennsylvania Pittway from 1984 to the Merger;
                                                                Chairman of the Board of Pennsylvania Pittway from
                                                                1962 to 1984; Chairman of the Board of Acorn
                                                                Investment Trust (mutual funds); Director, Teva
                                                                Pharmaceutical Industries Ltd. (pharmaceutical
                                                                manufacturer)
King Harris(E)+..............................    1975    50   President and Chief Executive Officer of the Company
                                                                since the Merger; President of Pennsylvania Pittway
                                                                from 1984 to the Merger; Vice President of
                                                                Pennsylvania Pittway from 1978 to 1984; Director,
                                                                AptarGroup, Inc. (specialty packaging components
                                                                manufacturer)
Neison Harris(C)(E)+.........................    1963    79   Chairman of the Board of the Company since 1974;
                                                                Chairman of the Board of Pennsylvania Pittway from
                                                                1984 to the Merger; President of Pennsylvania Pittway
                                                                from 1966 to 1984
William W. Harris+...........................    1975    54   Private Investor; Treasurer of KidsPac (political
                                                              action committee) since prior to 1989; Director,
                                                                AptarGroup, Inc. (specialty packaging components
                                                                manufacturer)
Jerome Kahn, Jr..............................     --     59   Vice President of William Harris Investors, Inc.
                                                                (investment advisors) since prior to 1989; Director,
                                                                Acorn Investment Trust (mutual funds)

- ----------
(A)  Member of Audit Committee
(C)  Member of Compensation Committee
(E)  Member of Executive Committee
*    Director of Pennsylvania Pittway prior to the Merger
+ Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met seven times during 1993.

The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

The Audit Committee reviews and, as it deems appropriate, approves internal accounting and financial controls for the Company and accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit Committee also makes recommendations to the full Board concerning the engagement of independent public accountants to audit the annual financial statements of the Company and its subsidiaries and arranges with such accountants the scope of the audit to be undertaken by such accountants. The current members of the Audit Committee are James H. Lorie (Chairman) and Anthony Downs. During 1993, the Committee met twice.

The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the full Board with respect to salaries, bonuses and deferred compensation of other officers and executives, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of the Company. The Compensation Committee administers the Company's 1990 Stock Awards Plan. The current members of the Compensation Committee are Neison Harris (Chairman), Irving B. Harris and James H. Lorie.

Mr. Lorie is retiring as a member of the Board effective at the time of the annual meeting. Neison Harris and Irving B. Harris are resigning from the Compensation Committee at that time in order that the Compensation Committee may consist solely of outside directors (as such term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended). See "Proposal to Amend the Pittway Corporation 1990 Stock Awards Plan." The additional director(s) who will serve on the Audit Committee, and the directors who will serve on the Compensation Committee, following the annual meeting have not yet been determined.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Neison Harris and Irving B. Harris, who together with James H. Lorie were the members of the Compensation Committee during 1993, were, respectively, the Chairman of the Board and the Chairman of the Executive Committee of the Company during 1993.

In November 1993, the Company agreed to sell to Pulbrook Associates ("Pulbrook") a National Pride car care center which the Company had sold to another party in 1987 for consideration including the obligation to make future payments but had repossessed in 1993 when that party defaulted on such payments. Pulbrook is a limited partnership of which Irving B. Harris owns 58.7% as a limited partner and a corporation owned by a trust of which William W. Harris is a trustee owns 1.3% as the general partner. Pulbrook is to pay $193,000 for the property in the form of a ten-year 8% mortgage note with monthly payments based on fifteen year amortization. The purchase price is equal to the total amount due from the defaulting party, including accrued interest, penalties, delinquent land rent and taxes and expenditures by the Company to re-equip the facility. Pending the closing of the sale, Pulbrook is operating the property on behalf of the Company for a fee based on profits. The Company believes that the purchase arrangement is at least as favorable to it as any that would have been arranged had the other party been unrelated to members of the Harris Group.

EXECUTIVE OFFICERS

All officers of the Company are elected each year by the Board of Directors at its annual organization meeting in May. In addition to Sidney Barrows, Fred Conforti, Leo A. Guthart, Irving B. Harris, King Harris and Neison Harris, information with respect to whom is set forth above, the executive officers of the Company include the following:

    Nicholas J. Caccamo, 49, Secretary of the Company since 1987, Controller since the Merger, Secretary of Pennsylvania Pittway from 1980 to the Merger, Controller of Pennsylvania Pittway from 1977 to the Merger.

    Paul R. Gauvreau, 54, Financial Vice President and Treasurer of the Company since the Merger, Financial Vice President of Pennsylvania Pittway from 1979 to the Merger, Treasurer of Pennsylvania Pittway from 1972 to the Merger.

    Sal F. Marino, 74, Chairman since 1990 and Chief Executive Officer since 1988 of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since the Merger, Vice President of Pennsylvania Pittway from 1976 to the Merger.

    Daniel J. Ramella, 42, President and Chief Operating Officer since 1990, Senior Vice President Publishing from 1989 to 1990, and Magazine Publisher prior thereto, of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since 1991.

    Edward J. Schwartz, 52, Vice President of the Company since the Merger, Vice President-Finance of the Company from 1979 to the Merger, Vice President of Pennsylvania Pittway from 1987 to the Merger.

COMPENSATION

BOARD COMPENSATION

Compensation to non-officer directors is paid at the rate of $2,500 per quarter plus $2,500 for each Board meeting attended and $1,000 for each committee meeting attended, except that $250 is paid for attending a committee meeting held on the same day as a Board meeting. Officer directors are not separately compensated for serving as directors.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the President and Chief Executive Officer of the Company (who served as such throughout 1993) and for each of the Company's four most highly compensated other executive officers serving at the end of 1993. No other person who served as an executive officer of the Company at any time during 1993 had 1993 compensation in excess of the 1993 compensation of any of the executive officers named in the table.

                                                                                   LONG-TERM COMPENSATION
                                                                                 --------------------------
                                                           ANNUAL COMPENSATION   RESTRICTED    SECURITIES
                                                                                    STOCK      UNDERLYING
                                                          ---------------------    AWARDS       OPTIONS/       ALL OTHER
         NAME AND PRINCIPAL POSITION             YEAR      SALARY      BONUS       ($)(1)        SARS(#)      COMPENSATION
- ---------------------------------------------  ---------  ---------  ----------  -----------  -------------  --------------
King Harris, President and Chief Executive          1993  $ 500,000  $  300,000                    19,512      $    5,133(4)
Officer
                                                    1992    450,000     450,000(2)                                  3,268
                                                    1991    400,000               $ 199,996
Fred Conforti, President of Pittway Systems         1993    340,000                 220,003        13,268           5,133(4)
Technology Group (division of the Company)          1992    325,000   2,675,000(3)                                  5,014
                                                    1991    310,000                 210,013
Leo A. Guthart, Chairman and Chief Executive        1993    330,000     220,000                    12,878           3,757(5)
Officer of Ademco Security Group (division of       1992    321,732     135,000                                     3,778
the
Company)                                            1991    300,000                 100,011
Sal F. Marino, Chairman and Chief Executive         1993    305,000      95,000                                    76,361(6)
Officer of Penton Publishing, Inc.                  1992    300,000      90,000                                    70,233
(subsidiary of the
Company)                                            1991    275,000                  59,996
Daniel J. Ramella, President and Chief              1993    275,000      75,000                    10,732           2,435(7)
Operating
Officer of Penton Publishing, Inc.                  1992    225,000      75,000                                     2,382
(subsidiary of the
Company)                                            1991    200,000      25,000      24,990

- ------------
(1) The only named executive officer who held an outstanding restricted stock award at the end of 1993 was Mr. Conforti. At the end of 1993, 7,303 shares of Class A Stock were subject to his outstanding restricted stock award and the value of such shares was $235,522. Mr. Conforti's restricted stock award, a Performance Shares Award granted for 1993, is scheduled to vest in equal pro rata installments over three years. Under the terms of the award, no shares are distributable until vesting of such award in full or earlier termination of employment, and at the time shares are distributed an amount is payable equal to the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such award was granted. Each of the restricted stock awards for 1991, when granted, had terms (other than the number of shares subject thereto) identical to the terms of the award for 1993. During 1992, in anticipation of the spinoff (the "Spinoff") by the Company of its Seaquist Group through the distribution to the Company's stockholders of the stock of AptarGroup, Inc., vesting of all then outstanding restricted stock awards was accelerated and the shares subject thereto ceased being restricted.
(2) This larger than normal amount was based on the significant increase in the Company's earnings of continuing operations and total earnings for 1992, which included a substantial gain on the sale of businesses during the Company's restructuring that began in 1992.
(3) Includes a special one-time bonus of $2,500,000 paid at the time of the sale of the First Alert/BRK Electronics divisions for the instrumental role that Mr. Conforti played in the growth of those businesses and because the sale resulted in a substantial gain to the Company.
(4) Consists of $4,497 annual matching Company contributions during the year to the Company's salary reduction plan and $636 for term life insurance provided by the Company during the year.
(5) Consists of $3,598 annual matching Company contributions during the year to the Company's salary reduction plan and $159 for term life insurance provided by the Company during the year.
(6) Consists of $1,799 annual matching Company contributions during the year to the Company's salary reduction plan and $74,562 required minimum distributions paid during the year from the Company's salary reduction plan and a Company retirement plan.
(7) Consists of $1,799 annual matching Company contributions during the year to the Company's salary reduction plan and $636 for term life insurance provided by the Company during the year.

OPTION/SAR GRANTS DURING YEAR

The following table sets forth information with respect to options and stock appreciation rights ("SARs") granted during 1993 to executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS (1)                           POTENTIAL REALIZABLE
                              --------------------------------------------------------------------     VALUE AT ASSUMED
                                 NUMBER OF         % OF TOTAL                                       ANNUAL RATES OF STOCK
                                SECURITIES        OPTIONS/SARS                                      PRICE APPRECIATION FOR
                                UNDERLYING         GRANTED TO                                           OPTION TERM(2)
                               OPTIONS/SARS    EMPLOYEES IN FISCAL  EXERCISE OR BASE   EXPIRATION   ----------------------
NAME                            GRANTED(#)            YEAR             PRICE($/SH)        DATE        5%($)       10%($)
- ----------------------------  ---------------  -------------------  -----------------  -----------  ----------  ----------
King Harris                         19,512                9.4          $   25.625         7/27/03   $  314,436  $  796,870
Fred Conforti                       13,268                6.4              25.625         7/27/03      213,814     541,865
Leo A. Guthart                      12,878                6.2              25.625         7/27/03      207,529     525,938
Daniel J. Ramella                   10,732                5.2              25.625         7/27/03      172,946     438,295

- ---------
(1) Each grant was of a non-qualified option to purchase Class A Stock under the Company's 1990 Stock Awards Plan at an exercise price equal to the market price on the date of grant. Each option becomes exercisable on the third anniversary of the date of grant, subject to acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability or retirement upon or after reaching age sixty-five; partial acceleration in increments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").
(2) The assumed annual rates of appreciation in the price of Class A Stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the Class A Stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of Class A Stock would have to increase to $41.74/share (5%) or $66.47/share (10%). In such event, and assuming corresponding annual rates of increase for the market price of Common Stock, the market value of all currently outstanding shares of Common Stock and Class A Stock would have increased by approximately $229,000,000 (5%) or $580,000,000 (10%).

YEAR-END OPTION/SAR VALUES

The following table sets forth information with respect to the value of unexercised options and SARs held by executive officers named in the Summary Compensation Table as of December 31, 1993.

                           YEAR-END OPTION/SAR VALUES

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                      OPTIONS/SARS AT        IN-THE-MONEY OPTIONS/ SARS
                                                                        YEAR-END(#)                AT YEAR-END($)
NAME                                                             EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- ---------------------------------------------------------------  --------------------------  --------------------------
King Harris                                                                 0/48,827                   $0/$676,956
Fred Conforti                                                               0/13,268                      0/87,900
Leo A. Guthart                                                              0/12,878                      0/85,317
Daniel J. Ramella                                                           0/34,512                     0/612,530

EMPLOYMENT AGREEMENTS

The Company's employment agreement with Mr. Guthart provides for a minimum annual salary of $330,000.

The employment agreement between a subsidiary of the Company and Sal F. Marino, which provided for a minimum annual salary of $305,000 during 1993, plus payment to him or his estate of $500,000 over a period of 60 months after termination of employment (or a present value equivalent thereof at the time of termination), was extended and amended during 1993 to provide for a minimum annual salary of $315,000 after December 31, 1993 during the term of employment (i.e., until December 31, 1994 or such later date as the Company and he may agree upon).

PLANS AND ARRANGEMENTS

In the descriptions of plans and arrangements which follow, references are made to shares of Class A Stock. If the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In the event of any such change, references to Class A Stock in such descriptions should be understood to refer to Common Stock.

Salary Reduction Plan
    Under the Company's salary reduction plan (which was originated by Pennsylvania Pittway and assumed by the Company in connection with the Merger), eligible covered employees of the Company and its subsidiaries may elect to have a portion of their "earnings" (total cash compensation less certain items) contributed to the plan by their employers, and their employers match such contributions with specified percentages thereof. The percentages vary as between separate groups of covered employees and are determined from time to time by their employers. For 1993, such percentages ranged from .6% to 3.0% of eligible covered employees' "earnings." Contributions and matches are invested in one or more investment funds selected by the employees from among those available under the plan. Such funds include a fund which invests solely in Class A Stock. Salary reduction contributions vest immediately. Subject to acceleration in the event of termination of employment upon retirement after age 65 or on account of death or disability, employer matching contributions vest on a cumulative basis of 20% per year of credited service under the plan. Vested contributions (after any earnings or losses from the investment thereof) are distributed in a lump sum or installments following termination of employment, but account balances may under certain circumstances and subject to certain conditions be withdrawn or borrowed earlier.

Retirement Plans
    The Company and its subsidiaries have tax-qualified retirement plans covering all domestic salaried employees, and certain domestic hourly employees, after three months of service. The plans are fully paid for by the Company, and employees become fully vested after five years of service. The annual benefit payable to an employee under the plans upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the plans. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.8% (2.0% for years after 1986) of such year's compensation above such wage base, plus certain increases put into effect prior to 1987; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation"; and for each year thereafter, 1.2% of such year's compensation. The employee's compensation under the plans for any year includes all salary (before any election under the Company's salary reduction plan), commissions and overtime pay and, beginning in 1989, bonuses (in the case of each executive officer named in the Summary Compensation Table, the equivalent of the sum of the amounts set forth for such executive officer for such year in the Annual Compensation columns of such Table and the value of any shares of Class A Stock distributed to such executive officer during such year pursuant to Performance Shares Awards); subject to such year's limit applicable to tax-qualified retirement plans ($235,840 for 1993; $150,000 for 1994 and, currently, for each year thereafter). The employee's "covered compensation" under the plans for any year is generally the average, computed such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the plans is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the plans upon retirement at normal retirement age for the following persons (assuming 1994 and future compensation at the $150,000 limit currently applicable and that covered compensation remains constant) are:
K. Harris, $102,984; F. Conforti, $92,496; L. Guthart, $108,960; and D. Ramella, $77,412. S. Marino has reached normal retirement age, but has continued as an active employee. The annual pension which would have been payable if he had retired on December 31, 1993 is $70,440.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") makes salary, bonus and long-term incentive plan decisions with respect to all of the Company's executive officers.

In making such decisions, a primary goal, subject to the Company's performance being adequate to support it, is that the compensation paid to the Company's executive officers remain competitive. While the Committee is mindful of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the loss of deductibility for federal income tax purposes of certain remuneration of a covered executive officer in excess of $1,000,000 during 1994 or any subsequent year, the Committee does not base decisions primarily on preserving such deductibility.

The Committee's policies applicable to compensation of the Company's executive officers other than its chief executive officer for 1993 were as follows:

SALARY

The Committee obtained from an outside compensation specialist a detailed report regarding salaries being paid to top level executives in companies of roughly the same size and in the same type of business as that of the Company executive. In the case of Mr. Conforti and Mr. Guthart, salary information from companies in the electronic/electrical equipment field was used to generate comparative information. In the case of Mr. Marino and Mr. Ramella, companies in the trade publishing industry were used as sources of data. In the case of Corporate Office executives, salary information from both electronic/electrical equipment companies and durable goods manufacturers was used.

The companies included in the report were not identified by the outside compensation specialist, so the Committee was unable to determine whether the performance of those companies (or at least of those companies which are free-standing companies) was reflected in the indices used in the Performance Graph which follows this Report. However, because nearly all of the Company's major direct competitors are either divisions of larger diversified companies or privately held, the Committee believes that those competitors generally are not included in either the outside compensation specialist's report or such indices. The Committee believes that the electronic/electrical equipment companies included in the outside compensation specialist's report are, as a group, as comparable to the companies included in the Value Line Electronics Industry Index used in the Performance Graph as any other group of companies for which compensation information was available to the Committee.

The report specifically identified salaries at the 50th, 75th and 90th percentiles of the ranges of salaries surveyed. It also showed pay differentials between presidents and chief executive officers (CEOs) of free-standing companies and presidents and CEOs of division-based companies. The Committee tended to focus on salaries paid in free-standing companies for two reasons. First, Company divisions are given a high degree of autonomy and effectively run as free-standing companies. Second, Company executives are likely targets of management recruiters from free-standing competitors of the Company.

The Committee also reviewed published compensation information from three publicly held companies in the alarm equipment business. While these companies are smaller than the Company's major alarm divisions, they still are indicative of what competitive firms are paying in the alarm industry. Similar information regarding compensation in the trade publishing industry was not readily available.

As for salary policy in general, the Committee aimed at setting salaries somewhere between the 50th and 75th percentile of the salary ranges reported by the outside compensation specialist.

BONUS

The Committee used the same outside compensation consultant to determine the ranges of bonuses being offered by "comparable" companies in the electronic/electrical equipment, trade publishing, and durable goods manufacturing industries. As was the case with salary information supplied by the consultant, the Committee focused on bonuses being given in the 50th to 75th percentile range because it felt that this range was appropriate for an executive doing a good job in a division performing well. Using the ranges as a guide, the Committee awarded bonuses which were related to:

    1. The accomplishment of yearly goals and objectives.
    2. Growth in pre-tax profit.
    3. The overall level of pre-tax profit compared to other Company divisions.
    4. Return on equity.
    5. General management performance.

No set formula was used to determine bonuses because the Committee believes that annual formulas are too rigid and lead to pay distortions on a year-to-year basis. The Committee did give the greatest weight, however, to growth in pre-tax profit and return on equity.

For 1993, bonuses for executive officers ranged from 27% to 67% of their base salaries.

LONG-TERM INCENTIVE PLANS

In 1992 the Committee established three-year incentive plans for Messrs. Guthart, Marino and Ramella. Each plan calls for the payment of a bonus in the first quarter of 1995 which is to be based on improvement of profitability and return on equity between 1992 and 1994 for the executive's division. No long-term incentive plan was established for Mr. Conforti because of the 1992 sale of the Company's First Alert/BRK Electronics divisions.

Under the plans, Mr. Guthart can earn between 8% and 56% of his current base salary; Mr. Marino between 9% and 60% of his current base salary; and Mr. Ramella between 8% and 53% of his current base salary.

STOCK OPTION AND STOCK APPRECIATION RIGHT (SAR) PROGRAM

The Committee established a Stock Option and Stock Appreciation Right (SAR) Program in 1993 to more closely tie the financial interests of managers with those of stockholders. In 1993, 111,448 stock options and 96,000 SARs were granted to 72 top and middle managers, including all five executive officers named in the Summary Compensation Table. The exercise price of the options and the base price for the SARs was the market price of the Company's Class A Stock on the date of the grant.

The Program was designed by the Company's outside compensation specialist, who patterned it after programs used by many other companies of the Company's size. Under the program the Committee intends, subject to continuing improvement in the Company's profits, to award stock options and SARs over a ten year period equivalent to approximately 10% of the Company's outstanding shares. According to the outside compensation specialist, the 10% target represents the median for companies of the Company's size.

The combined total of stock options and SARs granted in 1993 -- 207,448 -- represents approximately 1.5% of the Company's outstanding Common and Class A Stock. The Committee intended that the initial option and SAR grants be somewhat larger than normal as a way of giving added incentive to the executives participating.

As for the specific stock option and SAR grants given in 1993, the Committee, based on advice regarding competitive practice given by the outside compensation specialist, allocated them to executives on the basis of their positions and levels of responsibility.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Committee obtained from an outside compensation specialist a detailed report regarding compensation being paid to Presidents and CEOs of a broad range of electronic/electrical equipment and durable goods manufacturers of roughly the same size as the Company. The report specifically identified base salary, yearly cash bonus, and total compensation (including stock options and other considerations) being paid to executives at the 50th, 75th and 90th percentiles in the data base of salaries, cash bonuses and total compensation surveyed. In general, the Committee set the President/CEO's compensation somewhere between the 50th and 75th percentiles of the reported ranges.

Mr. Harris's 1993 base salary was in the upper middle part of this range. His total cash compensation (salary plus a cash bonus equal to 60% of his base salary) was at the top of the range, reflecting Pittway's outstanding results for the year. His total compensation, including stock options he received, was in the upper middle part to top part of the range. The Committee felt such total compensation was appropriate given the Company's recent performance.

                                          Compensation Committee
                                          Neison Harris, Chairman
                                          Irving B. Harris
                                          James H. Lorie

PERFORMANCE GRAPH

The following line graph compares the yearly percentage change in cumulative total shareholder return, assuming reinvestment of dividends into additional shares of the stock on which paid, for the Company's Common Stock and Class A Stock with a broad stock market index (Wilshire 5000 Index), the industry index used in the Company's Proxy Statement for its 1993 Annual Meeting (Value Line Diversified Industry Index) and a newly selected industry index (Value Line Electronics Industry Index). The Company believes that the newly selected industry index represents a better comparison for periods since the Spinoff because the majority of the Company's sales, earnings and assets now come from the electronics-related Alarms and Other Security Products segment of its business.

                Comparison of Five Year Cumulative Total Return
    Pittway Corporation Common Stock and Class A Stock, Wilshire 5000 Index, Value Line Diversified Industry Index and Value Line Electronics Industry Index

[Performance Graph Filed Under Cover Form SE]
- ---------
(1) For periods subsequent to the Spinoff on April 22, 1993, (A) total return on the Common Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Common Stock was reinvested in Common Stock on that date, and (B) total return on Class A Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Class A Stock was reinvested in Class A Stock on that date.

(2) For periods subsequent to the Merger on December 28, 1989, total return on the Common Stock was computed assuming that the stock dividend paid on January 4, 1990 of 1.63 shares of Class A Stock for each share of Common Stock was reinvested in Common Stock on that date.

(3) For periods prior to the Merger on December 28, 1989, total return on the Class A Stock (which did not exist prior to the Merger) was computed as the total return on one-third share of Pennsylvania Pittway common stock, based on the conversion ratio in the Merger.

CERTAIN TRANSACTIONS

During 1993, the Company agreed to sell a National Pride car care center to a limited partnership in which Irving B. Harris and William W. Harris have interests. See "Compensation Committee Interlocks and Insider Participation."

A former executive officer of the Company, who resigned as such effective upon the Spinoff to become an executive officer of AptarGroup, Inc., was indebted to a subsidiary of the Company prior to the Spinoff. The loan, which was used to relocate his residence, was payable in Deutsche Marks through the year 2000 in quarterly installments of principal and interest at the rate (.64% for 1993) of 7 percentage points below the long-term borrowing rate in Germany for the preceding year. The outstanding balances of the loan as of January 1, 1993 and April 21, 1993 (the date prior to the date of the Spinoff) were equivalent to $130,469 and $118,347, respectively. This indebtedness became indebtedness to a subsidiary of AptarGroup, Inc. in connection with the Spinoff.

PROPOSAL TO AMEND THE PITTWAY CORPORATION 1990 STOCK AWARDS PLAN

On March 17, 1994, the Board of Directors approved several amendments to the Pittway Corporation 1990 Stock Awards Plan. In doing so, the Board provided that the amendments would be submitted to the stockholders of the Company at the 1994 Annual Meeting, and that if not approved by the stockholders the amendments would terminate and be of no force or effect. For purposes of the following discussion, the 1990 Stock Awards Plan as it exists prior to the effectiveness of such amendments is referred to as the "Existing Plan."

The amendments to the Existing Plan: (1) increase the maximum number of shares which may be issued upon the exercise or payment of awards from 500,000 to 1,000,000 (in each case subject to adjustment as provided in the Existing Plan);
(2) make certain changes related to the recent addition to the Internal Revenue Code of 1986, as amended (the "Code"), of a new Section 162(m) (as interpreted by regulations proposed by the Department of the Treasury, "Code Section 162(m)") -- the addition of a limitation of 50,000 shares (subject to adjustment in certain events) on the number of shares with respect to which options and/or stock appreciation rights may be awarded during any calendar year to any employee, the addition of a requirement that directors who are members of the administrative committee be outside directors (as such term is used in Code
Section 162(m)) in addition to the current requirement that they be disinterested persons (as such term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")) and, with respect to certain matters dealt with by Code Section 162(m), the addition of a limitation on the power of such committee to delegate its authority; and (3) make certain other changes -- the lowering of the minimum number of members of the administrative committee from 3 to 2 (as permitted by both Code Section 162(m) and Rule 16b-3), and, insofar as may be necessary to avoid disqualification under Rule 16b-3, the addition of a restriction on the availability for subsequent awards of shares subject to awards which expire unexercised or unpaid or are cancelled, terminated or forfeited in any manner without the issuance of shares thereunder.

The action by the Board of Directors was prompted by a review of Code Section 162(m). That section, added to the Code in August of 1993, provides that for 1994 and subsequent years no deduction is allowed to a publicly held corporation for employee remuneration with respect to any covered employee (generally, an employee who as of the close of the year is the chief executive officer or one of the other four highest compensated officers for the year) to the extent that the amount of such covered employee's remuneration for the year exceeds $1,000,000. Provided certain requirements are met (or if certain exceptions apply under transition rules), Code Section 162(m) excludes from the remuneration counted toward the $1,000,000 the appreciation in the value of stock options and stock appreciation rights granted under a plan at not less than fair market value at the date of grant. The Board concluded that all of these requirements but one -- the requirement that the plan include a limitation on the number of shares with respect to which options and/or stock appreciation rights may be awarded during a specified period to any employee -- either are met or in the case of particular grants can be met by the Existing Plan. The Board determined that the Existing Plan should be amended so that the remaining requirement is met independent of the transition rules, notwithstanding that the transition rules appear to exclude from remuneration counted toward the $1,000,000 the appreciation in the value of options and stock appreciation rights awarded under the Existing Plan at not less than fair market value on the date of award prior to the earlier of any material modification of the Existing Plan or the 1997 Annual Meeting. Recognizing that this amendment would require stockholder approval, the Board also reviewed the number of shares which remained available for delivery under the Existing Plan (any increase in which also requires stockholder approval) and determined that this would be an appropriate time to increase the number of shares available for delivery. The review also resulted in approval of the other amendments referred to above, none of which requires stockholder approval but all of which are also being submitted for such approval.

The Existing Plan was adopted by the Board of Directors and approved by the Company's stockholders in 1990. The purpose of the Existing Plan is to promote the long-term financial interests of the Company and its Affiliates by (i) attracting and retaining personnel, (ii) motivating personnel by means of growth-related incentives, (iii) providing incentive compensation opportunities that are competitive with those of other major corporations and (iv) furthering the identity of interests of participants with those of the stockholders of the Company. The Board believes that the Existing Plan has been successful to date in accomplishing its purpose, and that its purpose will be further served by the proposed amendments.

Approval of the proposed amendments will not necessarily result in the awarding of options and/or stock appreciation rights which would not otherwise have been awarded had sufficient shares been available, nor in assuring that the deductibility of the remuneration of covered employees will not be affected by Code Section 162(m). For a statement of the Compensation Committee's current intention regarding the awarding of options and stock appreciation rights, and for a statement of its current policy with respect to qualifying compensation paid to the Company's executive officers for deductibility under Section 162(m), see "Compensation Committee Report on Executive Compensation."

In the event the proposed amendments are not approved by the Company's stockholders, there will be no immediate effect upon the Company's ability to grant awards under the Existing Plan; the Existing Plan will continue in effect. As of March 17, 1994, of the 500,000 shares originally made available for issuance upon the exercise or payment of awards granted under the Existing Plan, 375,458 shares (149,543 of which were the subject of outstanding awards) remained available for issuance.

The following is a brief summary of some of the terms of the Existing Plan as amended by the proposed amendments (the "Plan") and is qualified in its entirety by, and made subject to, the Plan set forth as Appendix A hereto.

SUMMARY

The Plan permits the granting of stock options, stock appreciation rights ("SARs"), restricted stock and other awards to full-time employees of the Company and its Affiliates (i.e., its subsidiaries and other entities in which the Company has a direct or indirect equity interest). Stock options may be either "incentive stock options" ("ISOs") under Section 422 of the Code or other options ("non-qualified options").

The Plan provides currently only for the issuance of Class A Stock. It recognizes, however, that if the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In such event, the Plan provides that Common Stock is to be substituted for Class A Stock, both in terms of the maximum shares issuable and the annual limitation on awards of stock options and SARs to an employee and for purposes of outstanding awards. References to Class A Stock in the text which follows should be understood to refer to Common Stock in the event of any such change.

ADMINISTRATION AND ELIGIBILITY. The Plan is administered by a committee of the Board of Directors (the "Committee"), currently the Compensation Committee. The Plan empowers the Committee, among other things, to interpret the Plan, to make all determinations deemed necessary or advisable for its administration, to choose the times at which and the employees to whom awards are to be made and to award to such employees options (including ISOs), SARs, shares of restricted stock and other awards. Although certain employees have heretofore been granted awards as described below under "Awards Heretofore Granted under the Existing Plan," the employees to receive future awards under the Plan have not yet been selected. However, the Plan provides that neither Irving B. Harris nor Neison Harris is eligible to receive awards under the Plan. The Company and its subsidiaries currently employ approximately 4,800 persons.

SHARES SUBJECT TO THE PLAN; ADJUSTMENT. The maximum number of shares of Class A Stock which may be issued pursuant to the Plan is 1,000,000. If awards expire unexercised or unpaid or are cancelled, terminated or forfeited without the issuance of shares, such shares are again available under the Plan unless such availability would prevent the Plan from qualifying under Rule 16b-3. Shares issued pursuant to the Plan may be authorized and unissued shares, treasury shares or a combination thereof.

The maximum number of shares of Class A Stock with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee is 50,000.

The maximum number of shares subject to the Plan and the maximum number of shares with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee, and the shares and option and reference prices under outstanding awards, are subject to adjustment in the event of certain Organic Changes (as defined in the Plan) and/or to prevent dilution or enlargement of award rights. The Committee may provide in award agreements that in the event of a change in control (or tender offer or accumulation of Class A Stock or Common Stock), merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all of the assets or dissolution of the Company, the benefits under such awards may be accelerated and/or cash payments may be made in lieu of such benefits in order to prevent the dilution or enlargement of rights thereunder.

OPTIONS. The Plan authorizes the Committee to award options to purchase Class A Stock. Options may be either ISOs or non-qualified options, except that, as long as required by Code Section 422, no ISO may be awarded after January 16, 2000 or to any employee of an Affiliate which is not a subsidiary corporation (as such term is used in Code Section 424(f)) of the Company. In the case of ISOs, the option price may not be less than 100% of the fair market value of such stock at the time the option is granted and not less than the par value of such stock. In the case of non-qualified options, the option price may not be less than 85% of the fair market value of such stock at the time the option is granted and not less than the par value of such stock. The Plan allows optionees, to the extent permitted by the Committee, to pay the exercise price of options in cash, Class A Stock (valued at its fair market value on the date of exercise), Common Stock (valued at its fair market value on the date of exercise), a combination thereof or any other consideration.

SARS. The Plan authorizes the Committee to grant SARs. A SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Class A Stock at the time of exercise over a specified price. The Company will pay such amount to the holder in Class A Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine (which determination may take into account any preference expressed by the holder). SARs granted as an alternative to a previously or contemporaneously granted option entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of Class A Stock on the date of exercise over the option price multiplied by the number of shares as to which he or she is exercising the SAR. If a SAR is alternative to an option, the option is cancelled to the extent the appreciation right is exercised and the SAR is cancelled to the extent the option is exercised.

RESTRICTED STOCK. The Plan authorizes the Committee to grant restricted Class A Stock with such restriction periods as the Committee may designate. During the restriction period, stock certificates evidencing restricted shares are held by the Company and restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant has all the rights of a holder of Class A Stock as to shares of restricted stock. The Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested or accruing a yield. Restricted stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered. Except as otherwise provided by the Committee at or subsequent to the time of grant, upon termination of the participant's employment during the restriction period all shares still subject to restriction are forfeited by the participant.

PERFORMANCE SHARES AWARDS. Among the other awards which the Plan authorizes the Committee to grant are Performance Shares Awards. A Performance Shares Award grants the holder rights to receive Class A Stock which vest in one or more installments over a period determined by the Committee, subject to acceleration in the event of termination of employment on account of retirement upon or after reaching a specified age, death or permanent disability. The shares subject to a Performance Shares Award are distributable, to the extent vested, after vesting in full or earlier termination of employment. A Performance Shares Award may provide that, at such time, if any, as shares of stock are issued thereunder, the holder of such award will receive an amount equal to the quarterly dividends which would have been paid on such shares had such shares been issued on the date the award was granted plus interest on the amounts of such dividends based on an interest rate designated by the Committee. No recipient of a Performance Shares Award has or acquires any rights as a holder of the Class A Stock subject to such award, including without limitation voting and dividend rights, unless and until the certificates representing the shares subject to such award are issued to the recipient.

OTHER AWARDS. Other awards, either alone or in addition to options, SARs, restricted stock and Performance Shares Awards, may be granted under the Plan. These may include, without limitation, Class A Stock, convertible securities, performance shares, and other forms of award measured in whole or in part by the value of shares, the performance of the participant or the performance of the Company, any Affiliate or any operating unit thereof. Such awards may be payable in Class A Stock, cash or a combination thereof. Subject to the provisions of the Plan, the Committee has the sole and complete authority to determine the numbers of shares to be awarded pursuant to such awards and all other conditions of the awards. A participant may defer all or a portion of any such award in accordance with procedures established by the Committee. In the case of awards involving the right to purchase Class A Stock, the purchase price may not be less than 85% of the fair market value of such stock at the time the award is granted and not less than the par value of such stock. Other awards may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

SUPPLEMENTAL CASH PAYMENTS. Subject to the Committee's discretion, a non-qualified option or SAR agreement may require the Company to make a cash payment to the holder thereof upon exercise based on a formula designed to reimburse the holder for any income tax liability resulting from such exercise and the receipt of such payment.

FAIR MARKET VALUE. Fair market value for purposes of the Plan is determined in accordance with procedures established by the Committee. The closing price of Class A Stock on April 4, 1994 was $33.75.

SURRENDER. If so provided by the Committee, an award may be surrendered to the Company on such terms and conditions, and for such consideration, as the Committee determines.

FOREIGN ALTERNATIVES. Without amending and notwithstanding the other provisions of the Plan, in the case of any award to be held by any participant who is employed outside the U.S. or is a foreign national, the Committee may specify that such award shall be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

TERM AND EXERCISABILITY OF AWARDS. Awards may be granted for such terms, and are exercisable, as the Committee determines. Awards are not transferable, except by will and the laws of descent and distribution, and during a participant's lifetime are exercisable or receivable only by the participant or his or her legal representative.

WITHHOLDING. The Committee has the power to withhold, or require a participant to remit to the Company, an amount sufficient to cover withholding taxes with respect to shares issuable and/or amounts payable pursuant to the Plan. If so permitted by the Committee, a participant may elect to satisfy such taxes by having shares issuable under the Plan withheld or by delivering other shares to the Company.

AMENDMENT AND TERMINATION. The Plan may be suspended, terminated or amended by the Board of Directors or the Committee at any time, but no suspension, termination or amendment shall impair the rights of the holder of any award theretofore granted without his or her consent. Subject to the same limitation on impairment of rights, the Committee may amend or modify an outstanding award to the extent it would have had the authority to initially grant the award as so amended or modified. Notwithstanding the general rights of the Board of Directors and the Committee to amend the Plan, the Plan may not be amended without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Class A Stock is listed.

AWARDS HERETOFORE GRANTED UNDER THE EXISTING PLAN

As of March 17, 1994, awards under the Existing Plan had been made as follows (for purposes of which, in the interests of comparability, the numbers of shares and exercise or specified prices related to options and SARs which were exercised or terminated prior to the Spinoff have been adjusted on a basis equivalent to the anti-dilution adjustments made under the Existing Plan to options and SARs which were outstanding at the time of the Spinoff):

                                                                                          SARs(2)
                                                          Options(1)            ----------------------------     Performance
                                                 -----------------------------               Specified Price  Shares Awards(3)
                                                               Exercise Price   Underlying         or         -----------------
                                                 Underlying       or Range        Shares          Range            Shares
Name                                             Shares (#)      ($/share)          (#)         ($/share)            (#)
- ------------------------------------             -----------  ----------------  -----------  ---------------  -----------------
King Harris                                1994      19,512        34.50
                                           1993      19,512        25.63
                                       In Total      49,274    13.57 to 34.50       19,065        13.57               13,833
Fred Conforti                              1994      13,268        34.50
                                           1993      13,268        25.63                                               7,303
                                       In Total      26,536    25.63 to 34.50         None         --                 15,228
Leo A. Guthart                             1994      12,878        34.50
                                           1993      12,878        25.63
                                       In Total      25,756    25.63 to 34.50         None         --                  3,774
Sal F. Marino                              1994
                                           1993
                                       In Total        None          --               None         --                  2,264
Daniel J. Ramella                          1994
                                           1993      10,732        25.63
                                       In Total      18,932    9.48 to 25.63        15,580        9.48                   943
All Current Executive Officers of
 the Company as a group                    1994      52,916        34.50
                                           1993      63,648        25.63             2,000        25.63               11,951
                                       In Total     137,064    9.48 to 34.50        47,597    9.48 to 25.63           48,275
All Recipients                             1994      90,184        34.50            57,500        34.50
                                           1993     111,448        25.63            96,000        25.63               17,595
                                       In Total     222,132    9.48 to 34.50       203,175    9.48 to 34.50          142,137

- ---------
(1) Non-qualified options with terms of ten years, awarded at exercise prices equal to fair market values of Class A Stock on dates of grant, scheduled to become exercisable after three to five years, without a cash payment feature.
(2) SARs exercisable solely for cash with terms of five or ten years, awarded at specified prices equal to fair market values of Class A Stock on dates of grant, scheduled to mature in or to become exercisable after three or five years, respectively, not in tandem with options.
(3) With terms of three years, scheduled to vest in equal annual installments, with a provision for the payment of dividend equivalents and interest thereon when Class A Stock is distributed.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of stock options, SARs, restricted stock, Performance Shares Awards, other awards and supplemental cash payments. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

The discussion which follows assumes that, to the extent relevant at the time a non-qualified option is exercised as to any shares, the optionee will make a timely election under Section 83(b) of the Code (a "Section 83(b) election") to have the excess of the fair market value of the shares at the time of exercise over their option price included in his or her taxable income for the year of exercise. It is anticipated that, to the extent relevant, optionees will be required to make such elections.

NON-QUALIFIED OPTIONS. The holder of a non-qualified option does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified option as to any shares, the excess of the fair market value of such shares on the date of exercise over their option price (the "spread") constitutes compensation taxable to the optionee as ordinary income. Provided it complies with applicable withholding requirements, the Company should be entitled to a deduction, in the year of exercise, in an amount equal to such compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss (long-or short-term, depending on the optionee's holding period for the shares). The Company is not entitled to a deduction as a result of such a sale.

ISOS. The holder of an ISO does not recognize taxable income upon the grant or exercise thereof, nor is the Company entitled to a deduction in respect of such grant or exercise. However, the spread at exercise constitutes an item includible in alternative minimum taxable income and may subject the optionee to, or increase the optionee's liability for, alternative minimum tax. Such alternative minimum tax or increase therein may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax or increase.

Upon an optionee's disposition of shares acquired pursuant to the exercise of an ISO, if the shares have been held for at least one year and if at least two years have elapsed since the date of grant (i.e., if the "ISO Holding Period" has expired), the difference between the selling price and the tax basis of such shares (such basis generally being the option price of such shares) is a long-term capital gain or loss to the optionee. The Company is not entitled to a deduction as a result of such a sale.

If option shares are disposed of before the expiration of the ISO Holding Period (a "disqualifying disposition"), then (i) if the selling price exceeds the fair market value of the shares on the date of exercise, the excess of such fair market value over the tax basis of the shares is taxable to the optionee as ordinary income, and the excess of the selling price over such fair market value is taxable to the optionee as a capital gain (long-or short-term, depending on the optionee's holding period), (ii) if the selling price exceeds the tax basis of the shares but does not exceed the fair market value of the shares on the date of exercise, the excess of the selling price over the tax basis of the shares is taxable to the optionee as ordinary income, and (iii) if the selling price is less than the tax basis of the shares, the difference is a capital loss to the optionee (long-or short-term, depending on the optionee's holding period). If, however, the disposition is a sale to a related party (as defined in Section 267(b) of the Code to include, for example, a member of the optionee's family or a corporation of which the optionee owns a majority of the equity interest) or a gift, then the excess of the fair market value of the shares on the date of exercise over the tax basis of the shares is taxable to the optionee as ordinary income.

An exception to the foregoing treatment may occur in the event a person who is subject to "six month short-swing profit" liability under Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") (generally directors and officers of the Company) disposes of shares in a disqualifying disposition. In certain circumstances, the fair market value of the shares used in calculating gain or loss may be determined, and the optionee's holding period may commence, on a date other than the date of exercise.

The Company should be entitled to a deduction for the year of disposition in an amount equal to any amount taxable to the optionee as ordinary income upon a disqualifying disposition.

SARS. The holder of a SAR does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the exercise of a SAR, the holder generally recognizes ordinary income equal to the amount of any cash and the fair market value (measured on the date of exercise) of any Class A Stock received. Provided it complies with applicable withholding requirements, the Company should be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder.

Upon a holder's sale of any shares received pursuant to the exercise of a SAR, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss (long-or short-term, depending on the holder's holding period for the shares).

An exception to the foregoing treatment may occur in the event a holder who is subject to Section 16(b) receives Class A Stock upon the exercise of a SAR. In certain circumstances, the fair market value of the shares received may be determined, and the holder's holding period may commence, on a date other than the date of exercise.

USE OF STOCK TO PAY OPTION PRICE. The general statements as to tax basis in the previous paragraphs relating to the disposition of stock received on the exercise of options apply in the event the optionee pays cash for the option shares. If, however, the optionee pays for the option shares in whole or in part by delivering already-owned Class A Stock or Common Stock ("old" shares), the tax basis for the option shares, and thus the consequences of a disposition, differs.

If an optionee delivers old shares, however acquired, in payment of all or part of the exercise price of a non-qualified option, the optionee does not recognize a gain or loss as a result of such delivery (but the exercise continues to give rise to taxable compensation and to a Company deduction as described above). The optionee's tax basis in, and holding period for, the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and holding period for the old shares carry over on a share-for-share basis; as to each remaining share, its basis is the fair market value on the date of exercise and its holding period begins on that date. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share.

If an optionee delivers old shares (other than old shares acquired upon exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of an ISO, generally the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in and holding period for the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and the holding period for the old shares carries over on a share-for-share basis; as to each remaining share, its basis equals the exercise price paid in cash (if any). Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share. Pursuant to proposed regulations, if an ISO is exercised using old shares, a later disqualifying disposition of the shares received is deemed to have been a disposition of the shares having the lowest tax basis first.

If an optionee pays the exercise price of an option in whole or in part with old shares that were acquired upon the exercise of an ISO and that have not been held for the ISO Holding Period, the optionee generally recognizes ordinary income under the rules applicable to disqualifying dispositions. The Company should be entitled to a corresponding deduction. The optionee's tax basis in the option shares which reflect a carry-over basis from the old shares surrendered is increased by the amount of ordinary income the optionee recognizes.

RESTRICTED STOCK. A participant who is granted restricted stock may, if the restrictions constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make a Section 83(b) election to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award. If the participant does not make a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire. Unless a participant makes a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the participant. The Company is generally entitled to a deduction for any compensation income taxed to the participant.

Upon a participant's sale of shares received pursuant to a grant of Restricted Stock, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss (long-or short-term, depending on the participant's holding period for the shares). A participant's holding period begins on the date of grant if a timely Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

An exception to the foregoing treatment may occur in the event that the participant is subject to Section 16(b). In certain circumstances, the fair market value of particular shares may be determined, and the participant's holding period for such shares may commence, on a date other than the date of grant or the date on which the restrictions on such shares lapse.

PERFORMANCE SHARES AWARDS. The recipient of a Performance Shares Award does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the issuance of shares pursuant to the Award, the recipient recognizes compensation in an amount equal to the fair market value of the issued shares on the date of issuance. Such compensation is taxed to the recipient as ordinary income for the year of issuance. Any amounts paid as dividend equivalents or interest thereon at the time of issuance also constitute compensation taxable to the recipient as ordinary income. The Company is generally entitled to a deduction for any compensation income taxed to the recipient. The recipient's holding period begins on the date the shares are issued.

Upon a recipient's sale of shares received pursuant to a Performance Shares Award, the difference between the selling price and the tax basis of the shares (generally the fair market value of the shares on the date such shares were issued) is a capital gain or loss (long-or short-term, depending on the recipient's holding period for the shares).

An exception to the foregoing treatment may occur in the event a recipient who is subject to Section 16(b) receives shares pursuant to a Performance Shares Award. In certain circumstances, the fair market value of the shares received may be determined, and the recipient's holding period may commence, on a date other than the date the shares are issued.

SUPPLEMENTAL CASH PAYMENTS. The amount of any supplemental cash payment to a participant who exercises a non-qualified option or SAR constitutes compensation taxable to the participant as ordinary income, and the Company should be entitled to a deduction for the year of payment in an amount equal to such compensation.

The supplemental cash payment to the participant is intended to provide the participant with sufficient funds to pay the federal income tax arising both from the exercise of the option or SAR and the receipt of such payment. The Company's cash outlay to the participant should be offset to some extent by the Company's tax savings arising from the deductions to which the Company is entitled because of the exercise of the option or SAR and the making of such payment. The extent of offset depends on the relative income tax rates applicable to corporations and individuals at the time of exercise.

SURRENDER. The amount paid to a participant upon surrender of an award is compensation taxable to the participant as ordinary income. The Company should be entitled to a deduction for the year of payment in an amount equal to such compensation.

ACCELERATED BENEFITS. In the event that a participant's benefits with respect to an award pursuant to the Plan are accelerated as the result of a change in the ownership of the Company or a substantial portion of the Company's assets, then pursuant to Section 280G of the Code (which deals with the treatment of "excess parachute payments") the Company may not be entitled to a deduction for some or all of the accelerated benefits (and potentially for certain other amounts payable to the participant) and the participant may be subject, in addition to the federal income taxes otherwise payable with respect to the award, to a 20% excise tax on the non-deductible portion of the accelerated benefits (or amounts).

OTHER AWARDS. Because other awards may take many other forms, as determined by the Committee, it is not possible to describe generally what their tax treatment will be.

ACCOUNTING TREATMENT

If a non-qualified option or other award involving the right to purchase Class A Stock is granted at an exercise or purchase price less than fair market value on the date of grant, the Company incurs compensation expense to the extent of the difference, which is immediately chargeable against income. The Company incurs similar compensation expense upon the grant of any award not involving the right to purchase Class A Stock (which inherently is generally granted for nominal consideration), but in the case of restricted stock such expense is generally chargeable to income over the period during which the restrictions expire. The award of a SAR, a right to a supplemental cash payment, a non-qualified option which includes a right to a supplemental cash payment, or a Performance Shares Award results in a charge by the Company against income as compensation expense of an amount equal to (a) in the case of a Performance Shares Award, the fair market value at the date of grant of the Class A Stock subject to such award and
(b) in all cases, any periodic increase in any supplemental cash payment and any periodic increase in the aggregate fair market value of the Class A Stock subject to such award, or to a credit by the Company to income (but only to the extent of previous charges) of an amount equal to any periodic decrease in such aggregate fair market value. Each charge against or credit to income resulting from an award under the Plan is adjusted for the tax effect attributable thereto. ISOs and non-qualified options granted at fair market value without any right to a supplemental cash payment do not affect the Company's income except for the tax effects discussed in the preceding section.

VOTE REQUIRED FOR APPROVAL

Approval of the proposed amendments to the Plan requires the affirmative vote of a majority of both (i) the votes present or represented by proxy at the meeting and (ii) the total number of shares of the Company's Common Stock and Class A Stock present or represented by proxy at the meeting.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE PLAN.

SECTION 16(A) REPORTS

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company during 1993 and with respect to 1993 and prior years by persons who were, at any time during 1993, directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock or Class A Stock: (a) each member of the Harris Group that was required to file, other than the five members who are directors of the Company (a total of seventy-eight), filed late the respective Form 3 which became due in May of 1991 on account of changes at that time in the definition of "beneficial ownership" under Section 16(a) for filing requirement purposes; and (b) subsequent to such time, certain members of the Harris Group filed one or more reports late, some of which included transactions that had not been reported on a timely basis, as follows: Joan W. Harris (one report, one transaction), Nancy Meyer (one report, two transactions), Benjamin Harris (three reports, five transactions), David Harris (three reports, five transactions), Mary Ann Barrows Wark (one report, one transaction), Patricia J. Rosbrow (three reports, five transactions), Robert L. Barrows (one report, two transactions), William H. Barrows (three reports, four transactions), Rosetta Harris (one report, one transaction) and Toni H. Paul (four reports, nine transactions).

ANNUAL REPORT

The Company's annual report for the year ended December 31, 1993 has been mailed separately to stockholders prior to the mailing of this proxy statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 1995 ANNUAL MEETING

Any stockholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in May 1995 must be received at the principal executive offices of the Company no later than December 9, 1994.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by the Company.

OTHER MATTERS

Price Waterhouse, who served as auditors for the year ended December 31, 1993, have been selected by the Board, upon recommendation of the Audit Committee, to audit the consolidated financial statements of the Company for the year ending December 31, 1994. It is expected that a representative of Price Waterhouse will attend the annual meeting, with the opportunity to make a statement if he should so desire, and will be available to respond to appropriate questions.

The management does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                       By Order of the Board of Directors
                                       NICHOLAS J. CACCAMO
                                       SECRETARY

Chicago, Illinois
April 8, 1994

                                                                      APPENDIX A

                              PITTWAY CORPORATION
                             1990 STOCK AWARDS PLAN
               (AS PROPOSED TO BE AMENDED EFFECTIVE MAY 19, 1994)

    1. PURPOSE. The purpose of the Pittway Corporation 1990 Stock Awards Plan (the "Plan") is to promote the long-term financial interests of the Company and its Affiliates by (a) attracting and retaining personnel, (b) motivating personnel by means of growth-related incentives, (c) providing incentive compensation opportunities that are competitive with those of other major corporations and (d) furthering the identity of interests of participants with those of the stockholders of the Company.

    2.  DEFINITIONS.  The following definitions are applicable to the Plan:

        "AFFILIATE" means (a) any subsidiary and (b) any other entity in which the Company has a direct or indirect equity interest which is designated an "Affiliate" by the Committee.

        "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        "CLASS A STOCK" means Class A Stock, of the par value of $1.00 per share, of the Company (or, from and after any change of such Class A Stock into Common Stock on a share-for-share basis pursuant to the Company's Restated Certificate of Incorporation, as amended, Common Stock) or such other securities as may be substituted therefor pursuant to paragraph 5(c).

        "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

        "COMMITTEE" means the Compensation Committee of the Board of Directors or, if the Board of Directors so determines, another committee of two or more directors of the Company who are "disinterested persons" as such term is used in Rule 16b-3 and "outside directors" as such term is used in
    Section 162(m).

        "COMPANY" means Pittway Corporation, a Delaware corporation, and its successors.

        "COMMON STOCK" means Common Stock, of the par value of $1.00 per share, of the Company.

        "ELIGIBLE EMPLOYEE" means any full-time employee of the Company or an Affiliate, other than Irving B. Harris and Neison Harris.

        The "FAIR MARKET VALUE" of the Class A Stock shall be determined in accordance with procedures established by the Committee.

        "PARTICIPANT" means any employee of the Company or an Affiliate who has been granted an award pursuant to the Plan.

        "RULE 16B-3" means such rule adopted under the Securities Exchange Act of 1934, as amended, or any successor rule.

        "SECTION 162(M)" means Section 162(m) of the Code and any successor section of the Code.

        "SUBSIDIARY" means any corporation fifty percent or more of the voting stock of which is owned, directly or indirectly, by the Company.

    3. LIMITATION ON AGGREGATE SHARES/INDIVIDUAL ANNUAL LIMITATION ON OPTION AND SAR AWARDS. Subject to adjustment as provided in paragraph 5(c), the number of shares of Class A Stock which may be issued upon the exercise or payment of awards granted under the Plan shall not exceed, in the aggregate, 1,000,000 shares; it being understood that to the extent any awards expire unexercised or unpaid or are cancelled, terminated or forfeited in any manner without the issuance of shares of Class A Stock thereunder, such shares shall again be available under the Plan unless such availability would prevent the Plan from complying with Rule 16b-3. Such 1,000,000 shares of Class A Stock may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine. Subject to adjustment as provided in paragraph 5(c), the number of shares of Class A Stock with respect to which options and/or stock appreciation rights may be awarded during any calendar year to any eligible employee may not exceed, in the aggregate, 50,000 shares.

    4. AWARDS. The Committee may grant to eligible employees, in accordance with this paragraph 4 and the other provisions of the Plan, stock options, stock appreciation rights ("SARs"), restricted stock and other awards.

        (a) OPTIONS.

           (i) Options granted under the Plan may be incentive stock options ("ISOs") within the meaning of Section 422A of the Code or any successor provision, or in such other form, consistent with the Plan, as the Committee may determine; except that, so long as so provided in such Section, no ISO may be granted under the Plan after January 16, 2000 or to any employee of an Affiliate which is not a subsidiary corporation (as such term is used in subsection (b) of such Section) of the Company.

           (ii) The option price per share of Class A Stock shall be fixed by the Committee at (a) in the case of ISOs, not less than 100% of the fair market value of a share of Class A Stock on the date of grant and not less than the par value of a share of Class A Stock and (b) in the case of other options, not less than 85% of the fair market value of a share of Class A Stock on the date of grant and not less than the par value of a share of Class A Stock.

           (iii) Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

           (iv) An option shall be exercised in whole or in part by written notice to the Company (to the attention of the Treasurer) at any time prior to its stated expiration and payment in full of the option price for the shares as to which the option is being exercised. Payment of the option price may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (A) in cash (including check, bank draft, or money order), (B) in Class A Stock already owned by the optionee (valued at the fair market value thereof on the date of exercise), (C) in Common Stock already owned by the optionee (valued at the fair market value thereof on the date of exercise), (D) by a combination of any or all of the foregoing, or (E) with any other consideration.

        (b) SARS.

           (i) An SAR shall entitle its holder to receive from the Company, at the time of exercise of such right, an amount equal to the excess of the fair market value (at the date of exercise) of a share of Class A Stock over a specified price fixed by the Committee multiplied by the number of shares as to which the holder is exercising the SAR. SARs may be in tandem with any previously or contemporaneously granted option or independent of any option. The specified price of a tandem SAR shall be the option price of the related option. The amount payable may be paid by the Company in Class A Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine, which determination may take into consideration any preference expressed by the holder.

           (ii) An SAR shall be exercised by written notice to the Company (to the attention of the Treasurer) at any time prior to its stated expiration. To the extent a tandem SAR is exercised, the related option will be cancelled and to the extent the related option is exercised, the tandem SAR will be cancelled.

        (c) RESTRICTED STOCK.

           (i) The Committee may award to any eligible employee shares of Class A Stock, subject to this paragraph 4(c) and such other terms and conditions as the Committee may prescribe (such shares being called "restricted stock"). Each certificate for restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company.

           (ii) Restricted Stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

           (iii) There shall be established for each restricted stock award a restriction period (the "restriction period") of such length as shall be determined by the Committee. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Except for such restrictions on transfer and such other restrictions as the Committee may impose, the participant shall have all the rights of a holder of Class A Stock as to such restricted stock. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested or accruing a yield. At the expiration of the restriction period, the Company shall redeliver to the participant (or the participant's legal representative or designated beneficiary) the certificates deposited pursuant to this paragraph.

           (iv) Except as otherwise provided by the Committee at or subsequent to the time of grant, upon a termination of employment for any reason during the restriction period all shares still subject to restriction shall be forfeited by the participant.

        (d) OTHER AWARDS.

           (i) Other awards may be granted under the Plan, including, without limitation, Class A Stock, convertible debentures, other convertible securities, performance shares and other forms of award measured in whole or in part by the value of shares of Class A Stock, the performance of the participant, or the performance of the Company, any Affiliate or any operating unit thereof. Such awards may be payable in Class A Stock, cash or a combination thereof, and shall be subject to such restrictions and conditions, as the Committee shall determine. At the time of such an award, the Committee shall, if applicable, determine a performance period and performance goals to be achieved during the performance period, subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices or unusual or non-recurring items or occurrences. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels during the performance period in order to evaluate the level of payment to be made, if any.

           (ii) The purchase price per share of Class A Stock under other awards involving the right to purchase Class A Stock (including for this purpose the right to acquire Class A Stock upon the conversion of convertible securities) shall be fixed by the Committee at not less than 85% of the fair market value of a share of Class A Stock on the date of award and not less than the par value of a share of Class A Stock. Other awards not involving the right to purchase Class A Stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

           (iii) A participant may elect to defer all or a portion of any such award in accordance with procedures established by the Committee. Deferred amounts will be subject to such terms and conditions and shall accrue such yield thereon (which may be measured by the fair market value of the Class A Stock and dividends thereon) as the Committee may determine. Payment of deferred amounts may be in cash, Class A Stock or a combination thereof, as the Committee may determine. Deferred amounts shall be considered an award under the Plan. The Committee may establish a trust or trusts to hold deferred amounts or any portion thereof for the benefit of the participants.

        (e) CASH PAYMENTS. SARs and options which are not ISOs may, in the Committee's discretion, provide that in connection with exercises thereof the holders will receive cash payments based on formulas designed to reimburse holders for their income tax liability resulting from such exercise and the payment made pursuant to this paragraph 4(e).

        (f) SURRENDER. If so provided by the Committee at or subsequent to the time of grant, an award may be surrendered to the Company on such terms and conditions, and for such consideration, as the Committee shall determine.

        (g) FOREIGN ALTERNATIVES. Without amending and notwithstanding the other provisions of the Plan, in the case of any award to be held by any participant who is employed outside the United States or who is a foreign national, the Committee may specify that such award shall be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

    5.  MISCELLANEOUS PROVISIONS.

        (a) ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to select participants, (ii) to make awards in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company, subject to such allocation to its Affiliates and operating units as it deems appropriate.

        The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3 or Section 162(m), delegate any of its authority hereunder to such persons as it deems appropriate.

        (b) NON-TRANSFERABILITY. Subject to the provisions of paragraph 5(f), no award under the Plan, and no interest therein, shall be transferable by a participant otherwise than by will or the laws of descent and distribution. All awards shall be exercisable or received during a participant's lifetime only by the participant or the participant's legal representative. Any purported transfer contrary to this provision will nullify the award.

        (c) ADJUSTMENTS UPON CERTAIN CHANGES. In the event of any reorganization, recapitalization, reclassification, merger, consolidation, or sale of all or substantially all of the Company's assets followed by liquidation, which is effected in such a way that holders of Class A Stock are entitled to receive securities or other assets with respect to or in exchange for Class A Stock (an "Organic Change"), the Committee shall make appropriate changes to insure that each outstanding award involving the right to acquire Class A Stock thereafter represents the right to acquire, in lieu of or in addition to the shares of Class A Stock immediately theretofore acquirable upon exercise or payment, such securities or assets as may be issued or payable with respect to or in exchange for an equivalent number of shares of Class A Stock, and appropriate changes in other outstanding awards; and in the event of any stock dividend, stock split or combination of shares, the Board of Directors shall make appropriate changes in the number of shares authorized by the Plan to be delivered thereafter and in the maximum number of shares with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee, and the Committee shall make appropriate changes in the numbers of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices and reference prices specified therein (and in the event of a spinoff, the Committee may make similar changes), in order to prevent the dilution or enlargement of award rights. However, no right to purchase or receive a fraction of a share shall be created; and if, as a result of any such change, a fractional share would result or the right to purchase or receive the same would result, the number of shares in question shall be decreased to the next lower whole number of shares. The Committee may provide in the agreement evidencing any award for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or for acceleration of benefits thereunder and/or cash payments in lieu of benefits thereunder in the event of a change in control (or tender offer or accumulation of Class A Stock or Common Stock), merger, consolidation, reorganization, recapitalization, sale or exchange of all or substantially all of the assets or dissolution of the Company.

        (d) TAX WITHHOLDING. The Committee shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to any amount payable and/or shares issuable under the Plan, and the Committee may defer such payment or issuance unless indemnified to its satisfaction. Subject to the consent of the Committee, a participant may make an irrevocable election to have shares of Class A Stock otherwise issuable under an award withheld, tender back to the Company shares of Class A Stock received pursuant to an award or deliver to the Company shares of Class A Stock or Common Stock already owned by the participant having a fair market value sufficient to satisfy all or part of the participant's estimated tax obligations associated with the transaction. Such election must be made by a participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any election and may limit, suspend or terminate the right to make such elections.

        (e) LISTING AND LEGAL COMPLIANCE. The Committee may suspend the exercise or payment of any award if it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

        (f) BENEFICIARY DESIGNATION. To the extent permitted by the Committee, participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in the event of their death before they receive any or all of such benefits. Each designation will revoke all prior designations by the same participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the participant in writing with the Committee during the participant's lifetime. In the absence of any such designation, benefits remaining unpaid at a participant's death shall be paid to the participant's estate.

        (g) RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any participant's employment at any time, nor confer upon any participant any right to continue in the employ of the Company or any Affiliate for any period of time or to continue his or her present or any other rate of compensation. No employee shall have a right to be selected as a participant, or, having been so selected, to be selected again as a participant.

        (h) AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board of Directors or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Class A Stock is listed. No such amendment, suspension or termination shall impair the rights of participants under outstanding awards without the consent of the participants affected thereby or make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3.

        The Committee may amend or modify any award in any manner to the extent that the Committee would have had the authority under the Plan to initially grant the award as so amended or modified. No such amendment or modification shall impair the rights of the participant under such award without the consent of such participant.

    6. EFFECTIVE DATE. The effective date of the Plan shall be January 17, 1990, the date of its adoption by the Board of Directors. Notwithstanding the foregoing, the Plan shall be submitted to the stockholders of the Company for consideration at the Company's 1990 Annual Meeting of Stockholders and shall cease to be of any further force or effect if not approved at such Annual Meeting by a vote sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware, the American Stock Exchange, Section 422A(b) of the Code, and paragraph (a) of Rule 16b-3 under the Securities Exchange Act of 1934. No award granted under the Plan before the Company's 1990 Annual Meeting of Stockholders shall be exercisable or realizable unless the Plan is so approved at such Annual Meeting.

(LOT A&B--CLASS A PROXY)

    PITTWAY CORPORATION             CLASS A          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
    200 S. Wacker Drive              STOCK           Neison Harris, King  Harris and Nicholas  J. Caccamo  (each
  Chicago, IL 60606-5802             PROXY           with  full power of substitution)  are hereby authorized to
- --------------------------                           vote all the shares of Class A Stock which the  undersigned would  be  entitled to  vote if  personally present  at the annual meeting of stockholders of Pittway Corporation to be held on May  19, 1994,  and at any  adjournment thereof  as follows:

1.  ELECTION OF DIRECTORS         FOR all nominees listed below    - -    WITHHOLD AUTHORITY     - -
                                  (except as noted to the contrary        to vote for all nominees listed below
                                  below)
   E. Barnett, E.D. Coolidge III and A. Downs
   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   ------------------------------------------------------------------------------------------------------
2.  AMENDMENTS OF PITTWAY CORPORATION 1990 STOCK AWARDS PLAN PROPOSED BY BOARD OF DIRECTORS.

   FOR  --------      AGAINST--------      ABSTAIN--------
3.  In their discretion upon such other business as may properly be brought before the meeting.

                          (CONTINUED ON REVERSE SIDE)

(BACK SIDE--COMMON TO ALL LOTS)

       The shares represented by this proxy will be voted as herein directed, but if no direction is given, the shares will be voted FOR the election of directors and FOR the amendments of the Pittway Corporation 1990 Stock Awards Plan.

Dated  , 1994                                                                      ---------------------------------------
- -                                                                -                 ---------------------------------------
                                                                                   (Signature of Stockholder)
                                                                                   (Please  fill  in, sign  and  date this
                                                                                   proxy  and  mail  it  in  the  envelope
                                                                                   provided.)
                                                                                   IMPORTANT:  Please sign exactly as your
                                                                                   name or names appear on the left. Joint
                                                                                   owners should each sign personally.  If
                                                                                   you  sign  as  agent  or  in  any other
                                                                                   representative capacity,  please  state
                                                                                   the capacity in which you sign.

(LOT A&B--COMMON STOCK PROXY)

    PITTWAY CORPORATION              COMMON          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
    200 S. Wacker Drive              STOCK           Neison Harris, King  Harris and Nicholas  J. Caccamo  (each
  Chicago, IL 60606-5802             PROXY           with  full power of substitution)  are hereby authorized to
- --------------------------                           vote all the shares of  Common Stock which the  undersigned would  be  entitled to  vote if  personally present  at the annual meeting of stockholders of Pittway Corporation to be held on May  19, 1994,  and at any  adjournment thereof  as follows:

1.  ELECTION OF DIRECTORS         FOR all nominees listed below    - -    WITHHOLD AUTHORITY     - -
                                  (except as noted to the contrary        to vote for all nominees listed below
                                  below)
   S. Barrows, F. Conforti, L. Guthart, I. Harris, K. Harris, N. Harris, W. Harris and J. Kahn, Jr.
   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   ------------------------------------------------------------------------------------------------------
2.  AMENDMENTS OF PITTWAY CORPORATION 1990 STOCK AWARDS PLAN PROPOSED BY BOARD OF DIRECTORS.

   FOR  --------      AGAINST--------      ABSTAIN--------
3.  In their discretion upon such other business as may properly be brought before the meeting.

                          (CONTINUED ON REVERSE SIDE)

(BACK SIDE--COMMON TO ALL LOTS)

       The shares represented by this proxy will be voted as herein directed, but if no direction is given, the shares will be voted FOR the election of directors and FOR the amendments of the Pittway Corporation 1990 Stock Awards Plan.

Dated  , 1994                                                                      ---------------------------------------
- -                                                                -                 ---------------------------------------
                                                                                   (Signature of Stockholder)
                                                                                   (Please  fill  in, sign  and  date this
                                                                                   proxy  and  mail  it  in  the  envelope
                                                                                   provided.)
                                                                                   IMPORTANT:  Please sign exactly as your
                                                                                   name or names appear on the left. Joint
                                                                                   owners should each sign personally.  If
                                                                                   you  sign  as  agent  or  in  any other
                                                                                   representative capacity,  please  state
                                                                                   the capacity in which you sign.

(LOT A&B--CLASS A PROXY)

    PITTWAY CORPORATION             CLASS A          PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
    200 S. Wacker Drive              STOCK           Neison Harris, King  Harris and Nicholas  J. Caccamo  (each
  Chicago, IL 60606-5802             PROXY           with  full power of substitution)  are hereby authorized to
- --------------------------                           vote all the shares of Class A Stock which the  undersigned would  be  entitled to  vote if  personally present  at the annual meeting of stockholders of Pittway Corporation to be held on May  19, 1994,  and at any  adjournment thereof  as follows:

1.  ELECTION OF DIRECTORS         FOR all nominees listed below    - -    WITHHOLD AUTHORITY     - -
                                  (except as noted to the contrary        to vote for all nominees listed below
                                  below)
   E. Barnett, E. Coolidge III and A. Downs
   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
   ------------------------------------------------------------------------------------------------------
2.  AMENDMENTS OF PITTWAY CORPORATION 1990 STOCK AWARDS PLAN PROPOSED BY BOARD OF DIRECTORS.

   FOR  --------      AGAINST--------      ABSTAIN--------
3.  In their discretion upon such other business as may properly be brought before the meeting.

                          (CONTINUED ON REVERSE SIDE)

(BACK SIDE--COMMON TO ALL LOTS)

       The shares represented by this proxy will be voted as herein directed, but if no direction is given, the shares will be voted FOR the election of directors and FOR the amendments of the Pittway Corporation 1990 Stock Awards Plan.

Dated  , 1994                                                                      ---------------------------------------
- -                                                                -                 ---------------------------------------
                                                                                   (Signature of Stockholder)
                                                                                   (Please  fill  in, sign  and  date this
                                                                                   proxy  and  mail  it  in  the  envelope
                                                                                   provided.)
                                                                                   IMPORTANT:  Please sign exactly as your
                                                                                   name or names appear on the left. Joint
                                                                                   owners should each sign personally.  If
                                                                                   you  sign  as  agent  or  in  any other
                                                                                   representative capacity,  please  state
                                                                                   the capacity in which you sign.